UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: 811-23166

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
 (Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654
(Address of principal executive offices) (Zip code)

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654
 (Name and address of agent for service)

(312)832-1440
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period:  September 30, 2017

Item 1. Schedule of Investments.

Principal Amount/Description		Rate	Maturity	Value
ASSET BACKED OBLIGATIONS - 7.36%(a)
2,875,000	Blackbird Capital Aircraft(b)(c)	5.68%	12/16/2041	$2,904,842
1,995,000	Coinstar Funding, LLC(b)	5.22%	4/25/2047	2,076,168
3,000,000	InSite Issuer LLC(b)	6.41%	11/15/2046	3,094,636
2,875,000	Labrador Aviation Finance Limited(b)	5.68%	1/15/2042	2,958,740
5,901,530	Morgan Stanley Capital Inc (1 Month LIBOR USD + 0.20%)(b)(c)	1.44%	5/25/2037	4,179,190
1,000,000	SOFI Consumer Loan Program Trust(b)(d)	4.73%	1/26/2026	1,039,699

TOTAL ASSET BACKED OBLIGATIONS
(Cost $15,925,385)				16,253,275

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 9.00%(a)
35,423	Capitala Finance Corp	5.75%	5/31/2022	884,158
84,957	Great Elm Capital Corp.	8.25%	6/30/2020	2,129,872
33,899	Harvest Capital Credit Corporation	6.13%	9/15/2022	861,035
34,836	Hercules Capital, Inc.	6.25%	7/30/2024	885,531
90,235	KCAP Financial Inc	7.38%	9/30/2019	2,254,070
1,389	KCAP Financial Inc	6.13%	9/30/2022	34,864
19,165	Saratoga Investment Corp	6.75%	12/30/2023	501,069
30,193	Stellus Capital Investment Corporation	5.75%	9/15/2022	768,412
160,200	THL Credit, Inc.	6.75%	12/30/2022	4,133,160
1,500	THL Credit, Inc.	6.75%	11/15/2021	37,770
243,220	TICC Capital Corp.	6.50%	3/30/2024	6,362,635
41,359	TriplePoint Venture Growth BDC Corp	5.75%	7/15/2022	1,045,555

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $19,471,001)				19,898,131

Shares/Description				Value
CLOSED-END FUNDS - 24.69%(a)
105,330	Ares Capital Corporation			1,726,359
570,511	BlackRock Corporate High Yield Fund, Inc.			6,446,774
384,710	BlackRock Credit Allocation Income Trust			5,220,515
49,975	BlackRock Debt Strategies Fund, Inc.			583,208
49,539	Brookfield Real Assets Income Fund Inc			1,178,533
325,436	Eaton Vance Limited Duration Income Fund			4,565,867
97,602	Eaton Vance Senior Income Trust			646,125
466,267	Invesco Senior Income Trust			2,093,539
343,175	Legg Mason BW Global Income Opportunities Fund Inc			4,612,272
53,758	NexPoint Credit Strategies Fund			1,239,122
99,410	Nuveen AMT-Free Quality Municipal Income Fund			1,376,829
517,060	Nuveen Credit Strategies Income Fund			4,389,839
71,816	Nuveen Quality Municipal Income Fund			1,019,069
160,041	Prudential Global Short Duration High Yield Fund			2,389,412
22,944	TCG BDC, Inc.			431,806
46,604	Templeton Emerging Markets Income Fund			539,208
300,734	Wells Fargo Income Opportunities Fund			2,631,423
244,583	Western Asset Emerging Markets Debt Fund Inc.			3,849,737
382,298	Western Asset Global High Income Fund Inc.			3,933,846
1,108,985	Western Asset Global High Income Opportunity Fund Inc.			5,689,093

TOTAL CLOSED-END FUNDS
(Cost $52,359,867)				54,562,576

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 67.31%(a)
	Bank of America Alternative Loan Trust
2,726,432	Series 2004-12	6.00%	1/25/2035	2,703,683
	Banc of America Commercial Mortgage Trust
303,570	Series 2007-4(b)(d)	6.10%	2/10/2051	304,736
	Banc of America Funding Corporation
2,824,007	Series 2006-D(d)	3.32%	5/20/2036	2,525,998
	Banc of America Mortgage Securities Inc.
3,425,863	Series 2007-3	6.00%	9/25/2037	3,335,092
	BB-UBS Trust
500,000	Series 2012 - TFT(b)(d)	3.68%	6/7/2030	470,632
	BCAP LLC Trust
3,075,331	Series 2011-RR4(b)(d)	6.02%	8/26/2037	3,021,389
2,890,755	Series 2011-RR4(b)(d)	6.00%	8/26/2037	2,836,059
	Bear Stearns Alt-A Trust
2,886,000	Series 2005-10(d)	3.32%	1/25/2036	2,703,983
	Bear Stearns Adjustable Rate Mortgage Trust
2,384,352	Series 2006-2(d)	3.59%	7/25/2036	2,359,691
	Chase Mortgage Finance Corporation
4,227,138	Series 2007-S4 (1 Month LIBOR USD + 0.60%)	1.84%	6/25/2037	2,544,204
	ChaseFlex Trust
3,630,493	Series 2007-1	6.50%	2/25/2037	2,844,931
	CIM Trust
3,720,000	Series 2017-3RR-B2(b)(d)	13.63%	1/29/2057	4,115,800
	Citigroup Mortgage Loan Trust Inc.
2,934,429	Series 2005-5(d)	3.31%	10/25/2035	2,309,564
2,668,656	Series 2007-AR5(d)	3.38%	4/25/2037	2,530,475
	Commercial Mortgage Trust
500,000	Series 2012-CR4(b)(d)	4.74%	10/17/2017	436,957
537,000	Series 2012-CR4(b)(d)	4.74%	10/17/2017	392,192
500,000	Series 2013-LC13(b)(d)	5.21%	8/10/2046	490,947
	Countrywide Alternative Loan Trust
1,250,313	Series 2005-48T1 `	5.50%	11/25/2035	1,066,888
2,387,065	Series 2005-63(d)	3.26%	12/25/2035	2,204,374
4,341,115	Series 2005-64CB	5.50%	12/25/2035	3,864,876
1,710,152	Series 2006-26CB	6.50%	9/25/2036	1,459,153
4,812,052	Series 2006-32CB	6.00%	11/25/2036	4,386,944
3,617,488	Series 2007-14T2	6.00%	7/25/2037	2,649,306
3,845,505	Series 2007-2CB	5.75%	3/25/2037	3,297,596
3,042,658	Series 2007-16CB	6.25%	8/25/2037	2,707,083
	Countrywide Home Loans
2,896,251	Series 2005-HYB1 (1 Month LIBOR USD + 0.30%)(c)	1.54%	3/25/2035	2,719,759
3,581,426	Series 2007-9	5.75%	7/25/2037	3,390,395
2,941,692	Series 2007-HYB1(d)	3.11%	3/25/2037	2,573,364
	Credit Suisse First Boston Mortgage Securities Corp.
2,305,773	Series 2005-9	5.50%	10/25/2035	2,186,658
	Credit Suisse Mortgage Trust
2,982,889	Series 2006-7	6.75%	8/25/2036	2,505,937
2,754,885	Series 2007-1	6.00%	2/25/2037	2,519,243
	First Horizon Alternative Mortgage Securities Trust
1,370,540	Series 2005-AA8(d)	3.18%	10/25/2035	1,281,747
	FREMF Mortgage Trust
412,366	Series 2016-KF22 (1 Month LIBOR USD + 5.05%)(b)	6.28%	7/25/2023	436,941
	GMAC Commercial Mortgage Securities Inc.
500,000	Series 2004-C3(b)(d)	5.14%	12/10/2041	496,849

Principal Amount/Description		Rate	Maturity	Value
	GS Mortgage Securities Trust
500,000	Series 2013-GC13(b)(d)	4.20%	7/12/2046	464,796
604,000	Series 2014-GC26(b)(d)	4.66%	11/13/2047	523,209
500,000	Series 2015-GC28(b)(d)	4.47%	2/12/2048	401,137
	Harborview Mortgage Loan Trust
2,526,928	Series 2004-2 (1 Month LIBOR USD + 0.52%)(c)	1.76%	6/19/2034	2,492,671
	IndyMac INDX Mortgage Loan Trust
2,116,238	Series 2004-AR4(d)	3.50%	8/25/2034	2,101,736
4,283,014	Series 2007-FLX6 (1 Month LIBOR USD + 0.25%)(c)	1.49%	9/25/2037	4,141,014
	JP Morgan Chase Commercial Mortgage Securities Corp.
499,000	Series 2006-LDP9	5.34%	5/15/2047	495,464
153,566	Series 2007-LDPX(d)	5.46%	1/15/2049	153,442
500,000	Series 2007-C1(d)	6.28%	2/15/2051	499,794
549,000	Series 2015-JP1(b)(d)	4.90%	1/15/2049	391,222
500,000	Series 2016-WIKI(b)(d)	4.14%	10/5/2031	490,243
500,000	Series 2016-WPT(1 Month LIBOR USD + 5.00%)(b)(c)	6.23%	10/15/2033	507,094
	JPMBB Commercial Mortgage Securities Trust
9,475,000	Series 2013-C14(b)(d)	1.12%	8/17/2046	461,496
500,000	Series 2013-C15(b)(d)	5.25%	11/17/2045	490,605
1,000,000	Series 2013-C17(b)(d)	3.87%	1/15/2047	727,645
632,000	Series 2015-C27(b)(d)	3.99%	2/15/2048	509,051
	Luminent Mortgage Trust
3,410,807	Series 06-3-11A1 (1 Month LIBOR USD + 0.20%)(c)	1.44%	5/25/2036	3,366,780
3,331,007	Series 06-3-12A1 (1 Month LIBOR USD + 0.21%)(c)	1.45%	5/25/2036	2,984,306
	Morgan Stanley BAML Trust
656,000	Series 2015-C20(b)	3.07%	2/15/2048	496,002
	New Century Home Equity Loan Trust
3,397,891	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%)(c)	1.42%	5/25/2036	2,938,217
	Nomura Asset Acceptance Corporation
2,782,815	Series 2005-AP3(c)	5.19%	8/25/2035	1,730,835
	PR Mortgage Loan Trust
2,955,603	Series 2014-1(b)(d)	5.91%	10/25/2049	2,951,743
	Residential Accredit Loans, Inc.
5,591,499	Series 2006-QO5 (1 Month LIBOR USD + 0.19%)(c)	1.43%	5/25/2046	4,957,216
3,009,741	Series 2007-QA5(d)	5.76%	9/25/2037	2,729,203
	Residential Asset Securitization Trust
3,233,055	Series 2005-A15	5.75%	2/25/2036	2,570,143
3,173,800	Series 2007-A5	6.00%	5/25/2037	2,822,818
	Residential Funding Mortgage Securities I Trust
2,166,714	Series 2005-SA2(d)	3.69%	6/25/2035	1,968,312
3,935,331	Series 2006-S8	6.00%	9/25/2036	3,747,671
	RMAT
1,680,803	Series 2015-PR2(b)(c)	5.85%	11/25/2035	1,697,498
	Structured Adjustable Rate Mortgage Loan Trust
2,488,727	Series 2005-22(d)	3.45%	12/25/2035	2,406,318
3,768,275	Series 2007-08(d)	3.73%	9/25/2037	3,717,545
	Structured Asset Mortgage Investments Inc.
1,105,046	Series 2005-AR7 (12 Month US Treasury Average + 1.05%)	1.94%	3/25/2046	1,045,624
	UBS-Barclays Commercial Mortgage Trust
500,000	Series 2013-C5(b)(d)	4.22%	3/10/2046	372,660
	Wachovia Bank Commercial Mortgage Trust
99,128	Series 2006-C26(d)	6.20%	6/15/2045	99,837
302,098	Series 2007-C30(d)	5.41%	12/15/2043	307,385
	Washington Mutual Mortgage Pass-Through Certificates Trust
2,442,134	Series 2005-8	5.50%	10/25/2035	2,338,925
2,387,400	Series 2006-AR6(d)	3.28%	8/25/2036	2,316,241
2,944,576	Series 2006-AR10(d)	3.27%	8/25/2046	2,855,979
2,015,479	Series 2006-2	6.00%	3/25/2036	2,057,719
2,764,460	Series 2007-HY3(d)	3.10%	3/25/2037	2,599,209
	Wells Fargo Mortgage Backed Securities
3,151,006	Series 2006-9	6.00%	8/25/2036	3,135,796

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $147,470,499)				148,738,047

Principal Amount/Description		Rate	Maturity	Value
U.S. Government/Agency Mortgage Backed Securities - 16.30%(a)
	Federal Home Loan Mortgage Corporation
3,928,129	Series 3770	4.00%	12/15/2040	4,200,191
4,184,108	Series 3806(e)(f)	5.22%	12/15/2037	208,369
9,489,579	Series 3966(e)(f)	4.67%	12/15/2041	1,335,885
4,364,043	Series 4605	3.00%	8/15/2046	4,026,087
4,579,343	Series 4657	3.00%	2/15/2047	4,205,636
4,053,601	Series 4686	4.00%	3/15/2047	4,316,053
	Federal National Mortgage Association
7,398,421	Series 2011-101(e)(f)	4.66%	10/25/2041	1,041,645
6,816,517	Series 2011-124(e)(f)	5.26%	12/25/2041	1,153,903
7,460,742	Series 2012-20(e)(f)	5.21%	3/25/2042	1,215,563
6,000,000	Series 2013-109(g)	0.00%	7/25/2043	4,068,139
2,755,693	Series 2014-38	3.00%	9/25/2043	2,452,403
3,945,924	Series 2016-75	3.00%	10/25/2046	3,588,539
	Government National Mortgage Association
4,265,335	Series 2017-17	3.50%	2/20/2047	4,202,607

TOTAL U.S. Government/Agency Mortgage Backed Securities
(Cost $36,140,072)				36,015,020

Shares/Description				Value
SHORT-TERM INVESTMENTS 7.34%(a)
Money Market Fund
16,225,080	Fidelity Institutional Government Portfolio(d)
	(7 Day Yield 0.91%)			16,225,080

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,225,080)				16,225,080

TOTAL INVESTMENTS - 132.00%				291,692,129
(Cost $287,591,904)
LIABILITIES IN EXCESS OF OTHER ASSETS (32.00)%				(70,710,587)
NET ASSETS - 100.00%				$220,981,542

(a)	All or a portion of the security has been pledged as collateral in connection with an open credit agreement.
At September 30, 2017, the value of securities pledged amounted to $291,692,129, which represents approximately 132.00% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $39,740,178 which represents approximately 17.98% of net assets as of
September 30, 2017.
(c)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2017.
(d)	Variable rate security. Coupon is based on weighted average coupon of underlying collateral.
Rate disclosed as of September 30, 2017.
(e)	Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
Interest rate may also be subject to a cap or floor.
(f)	Interest only security.
(g)	Denotes zero-coupon bonds.

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the "Fund") is a closed‑end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the "Adviser").  The Fund's sub-adviser is DoubleLine Capital, LP ("Sub-Adviser").  The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among two principal strategies; under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy.  The Adviser will determine the portion of the Fund's Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification ("ASC") 946 – Investment Companies.

Security Valuation:  The Fund's assets and other financial instruments are generally valued at their market value using market quotations.  If a market quotation is unavailable, a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income:  The Fund follows industry practice and records security transactions on the trade date basis. The specific identification costs basis method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Other:  The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation:  The net asset value (the "NAV") is generally calculated as of the close of trading on the New York Stock Exchange ("the Exchange") (normally 4:00 p.m. Eastern time) every day the Exchange is open.  The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes:  The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC").  In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements.  As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its "net capital gain".  If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.  In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

The Fund maintains a level distribution policy.  The Fund distributes to shareholders regular monthly cash distributions of its net investment income.  In addition, the Fund distributes its net realized capital gains, if any, at least annually.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.  Any distribution that is treated as a return of capital generally will reduce a shareholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.  Any amounts received in excess of a shareholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability.  This includes assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or  Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fair values for long-term debt securities, including asset-backed obligations, non-agency collateralized mortgage obligations, and U.S. government/agency mortgage-backed securities are normally determined on the basis of the mean valuations provided by independent pricing services.  Vendors typically value such securities based on one or more inputs, including but not limited to benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities, and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data.  In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, and specific deal information.  Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors ("Board") has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Fund's good faith pricing guidelines, the Adviser, Sub-Adviser, or Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or Valuation Committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser's, Sub-Adviser's, or the Valuation Committee's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the Adviser, Sub-Adviser or Valuation Committee is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Fund invests in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2017 involving the Fund's assets and liabilities:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Asset Backed Obligations	$-	$16,253,275	$-	$16,253,275
Business Development Company Notes	19,397,062	501,069	-	19,898,131
Closed-End Funds	54,562,576	-	-	54,562,576
Non-Agency Collateralized Mortgage Obligations	-	148,738,047	-	148,738,047
U.S. Government/Agency Mortgage Backed Securities	-	36,015,020		36,015,020
			-
Short-Term Investments	16,225,080	-	-	16,225,080
Total	$90,184,718	$201,507,411	$-	$291,692,129

*     Refer to the Fund's Schedule of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The Fund did not hold any Level 3 securities at the end of the reporting period. There were no transfers into and out of Levels 1, 2, and 3 during the current period presented.

4. FEDERAL INCOME TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable net income to their shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of September 30, 2017, net unrealized appreciation (depreciation) of investments based on federal tax costs was as follows:
Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$6,591,423	$2,491,198	$4,100,225	$287,591,904

Item 2. Controls and Procedures.

(a)
The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By (Signature and Title) /s/ Patrick W. Galley
                                           Patrick W. Galley, President

Date                                        November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Patrick W. Galley
                                           Patrick W. Galley, President

Date                                        November 29, 2017

By (Signature and Title) /s/ Jonathan M. Mohrhardt
                                           Jonathan M. Mohrhardt, Chief Financial Officer

Date                                        November 29, 2017